UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 8, 2009 (March 25, 2009)

Mexoro Minerals Ltd.
 (Exact name of registrant as specified in its charter)

Colorado	0-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

C. General Retana #706 Col. San Felipe Chihuahua, Chih., Mexico, C.P. 31203
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code:  +52 (614) 426 5505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2009, we entered into a Securities Purchase Agreement with OHAG Holdings, Ltd.  (“OHAG”). Pursuant to the Securities Purchase Agreement, OHAG paid us $250,000 in exchange for a Secured Convertible Debenture of $250,000 and 250,000 shares of our common stock.  The Secured Convertible Debenture has a term of one year and bears interest at 15%.  OHAG may elect to convert all or a portion of the Secured Convertible Debenture into (i) up to 1,250,000 shares of our common stock and warrants to purchase 625,000 shares of our common stock at $0.30 per share (each, a “Warrant”), (ii) if Minera Rio Tinto invests in us by acquiring our property at Cieneguita and we make the following offer, cash for any principal and interest outstanding plus Warrants equal to 20% of the value of the Secured Convertible Debenture at 80% of the 20 day moving average of our common stock as quoted on the Over-the-Counter Bulletin Board and (iii) up to a 10% interest in the real property known as Cieneguita located in Chihuahua, Mexico, which we may acquire.  Our affiliate, Minera Rio Tinto, has agreed to purchase the Secured Convertible Debenture from OHAG within 45 days of its issuance.  We have agreed with OHAG that if this does not happen and OHAG does not waive such purchase, we will issue OHAG 2,250,000 shares of our common stock.  To secure the Secured Convertible Debenture, we have granted OHAG a lien on our interest in the real property known as Cieneguita located in Chihuahua, Mexico.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

On March 25, 2009, we issued 250,000 shares of common stock to OHAG as well as a Secured Convertible Debenture convertible into up to 1,250,000 of our shares of common stock and 625,000 Warrants.  We issued the common stock and Secured Convertible Debenture under an exemption provided by Section 4(2) of the Securities Act of 1933.

        In connection with the funds raised from OHAG and our consultancy agreement with Dusford Overseas Investments, Ltd., we have issued warrants to Dusford to purchase 250,000 shares of our common stock exercisable for five years at $0.40.  We issued the warrants under an exemption provided by Section 4(2) of the Securities Act of 1933.

ITEM 9.01  EXHIBITS

10.1           Securities Purchase Agreement, dated March 25, 2009
10.2           Secured Convertible Debenture, dated March 25, 2009
10.3           Security Agreement, dated March 25, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MEXORO MINERALS LTD.

By: /S/ Barry Quiroz
Barry Quiroz, President and Director

April 8, 2009